                                                                      EXHIBIT 4


         TEMPORARY CERTIFICATE - EXCHANGEABLE FOR DEFINITIVE ENGRAVED
                      CERTIFICATE WHEN READY FOR DELIVERY

    NUMBER                   [Linens'n Things Logo]                       SHARES

 COMMON STOCK

                             LINENS'N THINGS, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

PAR VALUE                                                                CUSIP 535.679.104
$.01 EACH    THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MASSACHUSETTS   SEE REVERSE FOR
                             OR NEW YORK, NEW YORK                       CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF

          FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

LINENS'N THINGS TRANSFERABLE UPON THE BOOKS OF THE CORPORATION IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE DULY ENDORSED OR ASSIGNED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE SUBJECT TO THE LAWS OF THE STATE OF DELAWARE AND TO THE CERTIFICATE OF INCORPORATION AND AMENDMENTS THEREOF AND BY-LAWS OF THE CORPORATION. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.
        IN WITNESS WHEREOF, LINENS'N THINGS HAS CAUSED ITS FACSIMILE CORPORATE SEAL TO BE HEREUNTO AFFIXED AND THE CERTIFICATE TO BE SIGNED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

/s/ James M. Tomaszewski                            /s/ Norman Axelrod
--------------------------                          -------------------------
James M. Tomaszewski                                Norman Axelrod
SENIOR VICE PRESIDENT,              [SEAL]          PRESIDENT AND CHIEF
CHIEF FINANCIAL OFFICER                             EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
  THE FIRST NATIONAL BANK OF BOSTON
       TRANSFER AGENT AND REGISTRAR

BY  /s/ Mary Penezic
        AUTHORIZED SIGNATURE

                             LINENS 'N THINGS, INC.

The Company is authorized to issue more than one class or series of stock. Upon written request the Company will furnish without charge to each stockholder a copy of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                    UNIF GIFT MIN ACT -- .............. Custodian ................
TEN ENT -- as tenants by the entireties                                     (Cust)                  (Minor)
JT TEN  -- as joint tenants with right of                                under Uniform Gifts to Minors
           survivorship and not as tenants                               Act ....................................
           in common                                                                   (State)

    Additional abbreviations may also be used though not in the above list.

For value received, _______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
__________________________________________


__________________________________________


______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________



                       _______________________________________________________
                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

______________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATION AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO SEC. RULE 17Ad-15.


______________________________________________
  AMERICAN BANK NOTE COMPANY  OCT 21, 1996 fm
  3504 ATLANTIC AVENUE
  SUITE 12
  LONG BEACH, CA 90807        047043bk
  (310) 989-2933
  (FAX) (310) 426-7450        Proof ___ NEW
______________________________________________